CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Equity Trust of our report dated December 14, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Appreciation Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Equity Trust of our report dated December 17, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge International Value Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Equity Trust of our report dated December 17, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Large Cap Value Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Equity Trust of our report dated December 14, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Mid Cap Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Equity Trust of our report dated December 17, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Mid Cap Growth Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Equity Trust of our report dated December 17, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Select Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Equity Trust of our report dated December 17, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Small Cap Growth Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Equity Trust of our report dated December 17, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Sustainability Leaders Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Equity Trust of our report dated December 17, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Tactical Dividend Income Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Equity Trust of our report dated December 17, 2018, relating to the financial statements and financial highlights, which appears in QS Global Equity Fund’s Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019